                                                                   Exhibit 10.13

                   Marketer/Agent Compensation Agreement
                     Golden Rule Insurance Products

This agreement is entered is entered into this 10th day of May, 2005 by and between Health Benefits Direct, LLC and Insurance Specialists Group.

For all Golden Rule Insurance Company insurance policies sold and issued by any registered agent employed by Health Benefits Direct, Insurance Specialists Group
shall pay to Health Benefits Direct commissions equal to 26% of commissionable premium for months 1 thru 12, commissions equal to 6% of commissionable premium for months 13 thru 36 and commissions equal 5% of commissionable premium for months 37 an thereafter.

Insurance Specialists Group

By:
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Title:
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Date: 5/10/2005
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Health Benefits Direct

By:  Scott Frohman
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Title:  CEO
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Date: 5/10/2005
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